                        ENERGYNORTH, INC.
             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                        TABLE OF CONTENTS


ARTICLE I
   1.01     Name and Purpose...............................................1
   1.02     Effective Date.................................................1


ARTICLE II
   2.01     "Accrued Supplemental Benefit".................................2
   2.02     "Actuarial Equivalent".........................................2
   2.03     "Annual Compensation"..........................................2
   2.04     "Average Annual Compensation"..................................3
   2.05     "Board of Directors"...........................................3
   2.06     "Benefit Service"..............................................3
   2.07     "Code".........................................................3
   2.08     "Company"......................................................3
   2.09     "Eligible Employee"............................................3
   2.10     "Employee".....................................................3
   2.11     "Governmental Plan Benefit"....................................3
   2.12     "Plan".........................................................3
   2.13     "Qualified Plan"...............................................4
   2.14     "Retirement Plan"..............................................4
   2.15     "Retirement Plan Benefit"......................................4
   2.16     "Social Security Benefit"......................................4
   2.17     "Supplemental Benefit".........................................5
   2.18     "Trust Agreement"..............................................6


ARTICLE III
   3.01     Normal Retirement Date.........................................7
   3.02     Early Retirement Date..........................................7
   3.03     Deferred Retirement Date.......................................7



ARTICLE IV
   4.01     Supplemental Normal Retirement Benefit........................8
   4.02     Supplemental Earlv Retirement Benefit.........................8
   4.021    Temporary Annuity.............................................9
   4.03     Supplemental Deferred Retirement Benefit......................9
   4.04     Accrued Supplemental Benefit Before October 1,1995 ...........9
   4.041    Accrued Supplemental Benefit on or After October 1,1995 ......9
   4.05     Offset Amounts Fixed.........................................10
   4.06     Disclosure...................................................10
   4.061    Noncompliance with Disclosure................................10

ARTICLE V
   5.01     Normal Form of Payment.......................................11
   5.02     Joint and Survivor Annuity...................................11
   5.03     Optional Forms...............................................11
   5.04     Time of Payments.............................................12


ARTICLE VI
   6.01     Vested Benefit...............................................13
   6.011    Change in Control............................................13
   6.02     Early Commencement of Vested Benefit.........................13


ARTICLE VII
   7.01     Death of Eligible Employee...................................14
   7.02     Surviving Spouse Benefit.....................................14
   7.03     Death Benefit................................................14
   7.04     Beneficiary Entitled to Payment..............................14


ARTICLE VIII
   8.01     Funding......................................................15
   8.02     Change in Control............................................15


ARTICLE IX
   9.01     Non-Guarantee of Employment..................................16
   9.02     Rights Under Retirement Plan.................................16
   9.03     Amendments/Termination.......................................16
   9.04     Nonassignability.............................................16
   9.05     Plan Administration..........................................16
   9.06     Suspension of Benefits.......................................17
   9.07     Successor Company............................................17
   9.08     Governing Law................................................17


APPENDIX A...............................................................18


APPENDIX B...............................................................19


APPENDIX C...............................................................23

                        ENERGYNORTH, INC.

                     SUPPLEMENTAL EXECUTIVE

                         RETIREMENT PLAN



                            ARTICLE I


                NAME, PURPOSE AND EFFECTIVE DATE


1.01 Name and Purpose. The supplemental executive retirement plan set forth herein shall be known as "The EnergyNorth, Inc. Supplemental Executive Retirement Plan." The plan is established, and shall be maintained, solely for the purpose of providing supplemental retirement benefits for executive officers of EnergyNorth, Inc. who are so designated to participate in the SERP by the Board of Directors.


1.02 Effective Date. The Plan was established effective as of January 1, 1985. The effective date of this amendment and restatement shall be October 1, 1995. Unless otherwise specified herein, the terms of this restatement shall apply to Eligible Employees who retire or terminate their employment with the Company after the effective date of this statement.

                           ARTICLE II
                           DEFINITIONS

Whenever used in this Plan, unless the context clearly indicates otherwise,the following terms shall have the following meanings:


2.01 "Accrued Supplemental Benefit" shall mean the amount calculated under Section 4.04 based on the Eligible Employee's completed years of Benefit Service and Average Annual Compensation as of the date of determination.


2.02 "Actuarial Equivalent" shall have the same meaning as set forth under Section 2.01 of the Retirement Plan (see Appendix B of this
Plan).


2.03 "Annual Compensation" means the compensation payable by the Company to an employee for the previous calendar year and reported to the Federal government for Federal income tax purposes on Form W-2, plus: (i) the Employee's incentive award amount for the Company's fiscal year ending in such calendar year under the Key Employee Performance and Equity Incentive Plan, regardless of when such award is paid or the manner of payment; provided, however, that in the event that shares of Company Common Stock awarded to the Employee are forfeited, the amount of the award attributable to such shares shall not be considered Annual Compensation;
ii) any amounts otherwise payable in such calendar year that are deferred as part of any compensation agreement with the Employee or under a voluntary non-qualified arrangement with the company; and (iii) any amounts otherwise payable in such calendar year that are deferred under a Code Section 401(k) or 125 plan.


Annual Compensation shall not include any irregular payments from the Company such as bonuses and severance pay. In addition any amounts attributable to amounts included as Annual Compensation for a calendar year under (i), (ii) or (iii) above, shall not again be included in Annual Compensation when paid in any later year. The determination of the amounts properly includable or excludable as Annual Compensation hereunder shall be made by the Board of Directors.

2.04 "Average Annual Compensation" means the average of an Employee's highest Annual Compensation amounts for any five consecutive years preceding the later of the Employee's Normal Retirement Date or Deferred
Retirement Date or date of other termination of service, if earlier.


2.05 "Board of Directors" shalll mean the Board of Directors of EnergyNorth, Inc., in office from time to time.


2.06 "Benefit Service" shall be measured in accordance with Sections 3.08 and 3.09 of the Retirement Plan (see Appendix B of this Plan).


2.07 "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.


2.08  "Company" shall mean EnergyNorth, Inc.

2.09 "Eligible Employee" shall mean any Employee who is an executive officer, designated by the Board of Directors to participate in the Plan and who is a Member of Retirement Plan, as defined by Section 2.14 of the Retirement Plan (see Appendix B) and who is named in Appendix A attached to this Plan.


2.10 "Employee" shall mean any person who, on or after January 1, 1985, is receiving remuneration directly from the Company for personal services rendered to the Company (or would be receiving such remuneration except for any absence from service with the Company within the meaning of Section 3.05 of the Retirement Plan--see appendix B).


2.11 "Governmental Plan Benefit" shall mean any benefit amount payable from a retirement plan sponsored by a governmental unit for its employees or its citizens. A Governmental Plan Benefit shall include a Social Security Benefit and any other similar program maintained by a state, national, provincial or local government entity.


2.12 "Plan" shall mean the EnergyNorth, Inc., Supplemental Executive Retirement Plan as set forth herein, together with any and all amendments and supplements hereto.

2.13 "Qualified Plan" shall mean any employer-sponsored retirement income benefit plan that meets the qualification requirements of Section 401(a) of the Code, or any successor section, other than (i) the Retirement
Plan, (ii) the EnergyNorth, Inc. Employee Savings and Investment Plan and
Trust and (iii) a plan for a self-employed individual while an employee of EnergyNorth, Inc. A Qualified Plan shall also include any simplified employee pension plan under Section 408 of the Code and any tax-sheltered annuity plan under Section 403(b) of the Code. For purposes of this Section 2.13 of the Plan all such plans of prior employers shall be taken into account.
Notwithstanding the foregoing, any benefit provided under a Qualified Plan which is attributable to the eligible Employee's own salary deferrals (including any income or gain on such deferral shall be excluded in determining the benefit payable under such Qualifed Plan for the purpose of
Section 4.01(d).


2.14 "Retirement Plan" shall mean the provisions of the EnergyNorth, Inc. Retirement Plan for Salaried Employees as may be in effect from time to time.


2.15 "Retirement Plan Benefit" shall mean the amount payable under the applicable revisions of the Retirement Plan, including Normal, Early and Deferred Retirement Benefits, Vested Benefits and Death Benefits.


2.16 "Social Security Benefit" means, for the purpose of determining the Governmental Benefit, the monthly amount as determined by the Committee as an Old-Age Insurance Benefit under the provisions of Title II of the Federal Social Security Act payable as of the social security beginning date of such Eligible Employee. For this purpose, "social security beginning date" shall be determined according to the following chart:


Age at Termination of Employment        Social Security Beginning Date
--------------------------------        -----------------------------

prior to age 60                         65
age 60                                  62
age 61                                  62
age 62 or later                         actual date of retirement

The amount of the Social Security Benefit shall be determined in accordance with the standard adjustments for early and late retirement prescribed by Title II of the Federal Social Security Act.

2.161 Notwithstanding anything contained herein to the contrary, in the case of an Eligible Employee who retires on an Early Retirement Date or who is entitled to a Vested Benefit under the Retirement Plan, the earnings used in determining the Social Security Benefit shall be based on the assumption that the Eligible Employee continues to receive the same Annual Compensation he is receiving at his Early Retirement Date or termination date until he reaches age 65.

2.162 The income used for purposes of computing an Eligible Employee's Social Security Benefit will be his income which is treated as wages for purposes of the Social Security Act. The Eligible Employee's income earned prior to the date he becomes an Employee hereunder is estimated by applying a salary scale projected backwards to his compensation earned on the date he became an Employee and the salary scale is a level percentage per year, that is not less than six percent (6%) per annum.

In the event the Eligible Employee furnishes the Company with documentation from the Social Security Administration of (i) his actual salary history on a year-by-year basis or (ii) the actual Social Security Benefit awarded to him by the Social Security Administration, the Eligible Employee's Social
Security Benefit will be adjusted accordingly. Such documentation must be provided during a reasonable period of six months or longer as determined by the Company beginning on the later of (i) the date the Eligible Employee ceases working for the Company and (ii) the date the Eligible Employee is notified of his entitlement to a benefit under this Plan. If an Eligible Employee's benefit is adjusted in accordance with Section 2.162, the adjusted benefit will commence after the date the Eligible Employee furnishes to the Company documentation of either his actual salary histoy or his actual Social Security Benefit.

2.17 "Supplemental Benefit" shall mean the amount determined in accordance with Section 4.01 of this Plan.

2.18 "Trust Agreement" shall mean the provisions of the Grantor Trust Agreement for the EnergyNorth, Inc. Supplemental Executive Retirement Plan as may be in effect from time to time.

                           ARTICLE III

                         RETIREMENT DATES


3.01 Normal Retirement Date. The Normal Retirement Date of an Eligible Employee shall be the first day of the month next following the date on which he reaches age sixty-five.


3.02 Early Retirement Date. The Early Retirement Date of an Eligible Employee shall be, at his option, the first day of any month following the date on which the Eligible Employee reaches age fifty-five and completes fifteen years of Benefit Service.


3.03 Deferred Retirement Date. An Eligible Employee may defer his retirement past his Normal Retirement Date; in such case his Deferred Retirement Date shall be the first day the month following the date on which he actually retires from the Company.

                           ARTICLE IV

                   SUPPLEMENTAL BENEFIT AMOUNT


4.01 Supplemental Normal Retirement Benefit. An Eligible Employee who has completed fifteen years of Benefit Service and who retires on his Normal Retirement Date shall be entitled to an annual Supplemental Normal Retirement Benefit equal to the following:


  (a)          75% of Average Annual Compensation, less
  (b)          100% of any Governmental Plan Benefit, less
  (c) 100% of any benefit amount to which the Eligible Employee is entitled under the Retirement Plan, less
  (d) the benefit amount to which the Eligible Employee is entitled from any Qualified Plan (of a previous employer or self-employed).

The amount computed above shall then be adjusted actuarially to reflect the Normal Form of Payment described under Section 5.01.


4.011 For purposes of computing the amount described under Section 4.01 above, any amounts received as a lump-sum benefit by the Eligible Employee to which paragraphs (b), (c) or (d) apply shall be converted to an annuity based on the interest rates and mortality basis determined by the Company. For purposes of computing the offset amounts in paragraphs (c) and (d) above, any benefit received by the Eligible Employee shall be adjusted actuarially to reflect the payment guarantees described in Section 5.01.


4.012 In the case of an Eligible Employee who has completed less than fifteen years of Benefit Service at Normal Retirement Date, his Supplemental Normal Retirement Benefit shall be calculated by taking the benefit computed under
Section 4.01(a) pro-rated for less than fifteen years of Benefit Service, then reduced by the amounts determined under the remaining paragraphs of Section 4.01.


4.02 Supplemental Early Retirement Benefit. An Eligible Employee's annual Supplemental Early Retirement Benefit shall be equal to the amount determined under 4.01 payable at the Eligible Employee's option:

     (a) commencing at his Early Retirement Date in an amount reduced by 1/4 of 1% for each of the first twenty-four months commencement precedes the Eligible Employee's sixty-second birthday and by 1/2 of l% for each additional month commencement precedes such date;

     (b) commencing on an Early Retirement Date after the Eligible Employees sixty-second birthday with no reduction for early commencement; or

     (c) commencing after the Eligible Employee has both (i) attained age 60 and (ii) completed twenty-five years of Benefit Service with no reduction for early commencement notwithstanding the provisions of subpart (a) hereo

4.021 Temporary Annuity. An Eligible Employee who terminates employment on or after his sixtieth birthday but prior to his sixty-second birthday shall receive a temporary annuity commencing on the later of (i) his date of actual retirement or (ii) the date on which he attains age sixty and ending on the date on which he attains age sixty-two; provided, however, that in no event shall an Eligible Employee receive the temporary annuity described herein if such Eligible Employee is not otherwise receiving payment pursuant another section of this Article IV. The amount of the monthly benefit provided under this Section 4.021 shall be the amount of his Social Security Benefit.


4.03 Supplemental Deferred Retirement Benefit. An Eligible Employee's annual Supplemental Deferred Retirement Benefit shall be computed as in Section 4.01 based upon his Annual Compensation and Benefit Service to his Deferred Retirement Date.


4.04 Accrued Supplemental Benefit Before October 1, 1995. Effective for Employees who became Eligible Employees before October 1, 1995, an Eligible Employee's Accrued Supplemental Benefit at any point in time prior to retirement shall equal the amount determined under Section 4.01(a) pro-rated for less than fifteen years of Benefit Service, then reduced by the amounts determined under the remaining paragraphs of Section 4.01.


4.041 Accrued Supplemental Benefit on or After October 1, 1995. Effective for Employees who became Eligible Employees on or after October 1, 1995, the Accrued Supplemental Benefit at any point prior to retirement shall equal the amount determined under 4.01(a) multiplied by a fraction, the numerator of which is the Eligible Employees' actual number of years of Benefit Service and the denominator of which is the greater of: (i) fifteen or (ii) the total years of Benefit Service that he would havee completed if his employment had continued until his Normal Retirement Date. Such amount shall then reduced by the amounts determined under the remaining paragraphs of
Section 4.01.


4.05 Offset Amounts Fixed. The offset amounts described in Section 4.01 shall be determined as of the date the Eligible Employee retires or otherwise terminates employment with the Company. No adjustments will be made after the Eligible Employee's date of retirement or termination other than for reasonable errors in calculating benefit amounts or for failure of an Eligible Employee to meet his disclosure obligations under Section 4.06.


4.06 Disclosure. It shall be the obligation of each Eligible Employee to disclose to the company any amounts to be used as offset amounts under Section
4.01. Such disclosure shall include information on annuity payments and lump-sum cash payments from Qualified Plans. Payment of benefits hereunder shall be conditioned on full disclosure of any such relevant amounts.


4.061 Noncompliance with Disclosure. Failure of an Eligible Employee to comply with the preceding Section 4.06 shall entitle the Company to restitution of amounts which were overpaid as a result of such noncompliance.

                            ARTICLE V

                    FORMS AND TIME OF PAYMENT

5.01 Normal Form of Payment. Except as provided in Section 5.02 for a married eligible Employee, the normal form of payment shall be an annuity, payable monthly for life, commencing on the first day of the month next following his retirement date and terminating with the payment preceding his death; provided that if the Eligible Employee dies before he has received benefits for one hundred and twenty months, the same monthly benefit will be continued to the Eligible Employee's beneficiary until the balance of such one hundred and twenty monthly payments have been paid, either in a lump sum or on a monthly, basis as determined by the Company.
The Eligible Employee shall designate the beneficiary entitled to receive payments under this Section 5.01. In the event that no designated beneficiary survives a retired Eligible Employee and any payments remain to be made under this Section 5.01 to a beneficiary, any such payment shall be made to the Eligible Employee's spouse, if living, and if not, by right of representation to his issue who survive him, and if none, to the executors or administrators of his estate.


5.02 Joint and Survivor Annuity. If the Eligible Employee is married at the time his benefits commence and his benefit under the Retirement Plan is to be paid as a Joint and Survivor Annuity under such Retirement Plan, then the Eligible Employee's retirement or vested benefit, instead of being paid under the normal form of benefit described in Section 5.01, shall be paid in the form of a Joint and Survivor Annuity under this Plan based upon the Actuarial Equivalent of the Eligible Employee's benefit payable under Section 5.01, subject to the conditions described in Sections 6.02, 6.021 and 6.022 of the Retirement Plan.


5.03 Optional Forms. An Eligible Employee may elect to receive his benefit under the Plan in any other form provided under the Retirement Plan. An Eligible Employee's election of a form of payment and beneficiary designtion under the Retirement Plan shall be deemed an election of the same form of payment and beneficiary desigation under this Plan.

5.04 Time of Payments. Payments under this Plan will commence at the same time that payments commence under the Retirement Plan.

6.01 Vested Benefit. An Eligible Employee whose employment terminates after he has either, (a) reached age sixty-five, or (b) completed at least 10 years of service as measured under the Retirement Plan shall be entitled to a deferred vested benefit, in an amount equal to his Accrued Supplemental Benefit. Such benefit shall commence on the Eligible Employee's Normal Retirement Date.

6.011 Change in Control. In the event of a change in control, as defined in he Trust Agreement (see Appendix C), Section 6.01 shall be applied by substituting the number "5" for the number "10" where it appears in subpart
(b) thereof.

6.02 Early Commencement of Vested Benefit. An Eligible Employee who has separated from service and is entitled to a Vested Benefit under 6.01 may elect to have his benefit commence at any time after he reaches his fifty-fifth birthdy and prior to his sixty-fifth birthday. In the event that benefits commence prior to attainment of age sixty-five, the deferred vested benefit shall be paid in an actuarially reduced amount. The provisions of this Section 6.02 shall not apply to Eligible Employees who retire pursuant to
Section 4.02.

                           ARTICLE VII

                  PRERETIREMENT DEATH BENEFITS


7.01 Death of Eligible Employee. If an Eligible Employee who is entitled to a Vested Benefit under Section 6.01 dies prior to age sixty-five or his actual retirement under the Retirement Plan, if later, a benefit shall be paid to his surviving spouse or beneficiary. Such benefit shall be payable under this
Section 7.02 or 7.03 of this Plan, whichever is applicable, to such surviving spouse or beneficiary in the same form and at the same time as the benefit payable under the Retirement Plan to such surviving spouse or beneficiary.


7.02 Surviving Spouse Benefit. The surviving spouse of an Eligible Employee who meets the requirements of Section 9.04 of the Retirement Plan shall be eligible for a Surviving Spouse Benefit under this Plan. Such benefit shall be equal to 50% of the amount payable under this Plan as if the Eligible Employee had elected an Early Retirement Date on the first day of the month in which he died and had been receiving a Joint and Survivor Annuity under
Section 5.02. The Surviving Spouse Benefit payable under this Plan to such surviving spouse shall be paid in the same form and at the same time as the benefit payable under the Retirement Plan to such surviving spouse.


7.03 Death Benefit. The beneficiary of an Eligible Employee who does not meet the requirements for a Surviving Spouse Benefit set forth by Section 9.04 of the Retirement Plan shall be entitled to a death benefit from this Plan upon the death of the Eligible Employee. Such benefit shall be equal to the amount payable to a beneficiary as if the Eligible Employee had elected an Early Retirement Date on the first day of the month in which he died and had been receiving the Normal Form of Payment under Section 5.01.


7.04 Beneficiary Entitled to Payment. The spouse, or beneficiary, entitled to payment benefits under this Article VII shall be the same spouse, or beneficiary, entitled to the payment of benefits under Article IX of the Retirement Plan.

                          ARTICLE VIII

                             FUNDING

8.01 Funding. There is no fund associated with this Plan. The Company shall be required to make payments only as benefits become due and payable. No person shall have any right, other than the right of an unsecured general creditor, against the Company with respect to the benefits payable hereunder, or which may be payable hereunder, to any Employee, Eligible Employee, surviving spouse or beneficiary hereunder. If the Company, acting on its sole discretion establishes a reserve or other fund associated with this Plan, no person shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan. The assets in any such reserve or fund shall be subject to the control of the Company, and need not be used to pay benefits hereunder.


8.02 Change in Control. In the event of a change in control as defined in the Trust Agreement (see Appendix C), the Company shall establish (or continue to maintain) a fund for the purpose of providing benefits hereunder. The Company, or its successor, shall be obligated to deposit with the Trustee as defined in the Trust Agreement (see Appendix C) all amounts required to fund benefits under the Plan.

                           ARTICLE IX

                          MISCELLANEOUS

9.01 Non-Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Employee or Eligible Employee, or as a right of any such Employee or Eligible Employee to be continued in the employment of the Company, or as a limitation on the right of the Company to deal with any Employee or Eligible Employee, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.


9.02 Rights Under Retirement Plan. Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to an Employee, Eligible Employee, surviving spouse or any beneficiary thereof under the Retirement Plan, nor to grant any additional rights to any such Employee, Eligible Employee, surviving spouse or beneficiary thereof under the Retirement Plan, nor in any way to limit, modify, repeal or otherwise affect the Company's right to amend or modify the Retirement Plan.


9.03 Amendments/Termination. The Company reserves the right to make from time time amendments to or terminate this Plan by vote duly adopted by the Board of Directors, provided, however, that no such amendment or termination shall Cause reduction or cessation of Supplemental Benefits which have commenced or accrued prior to the effective date of such amendment or termination.


9.04 Nonassignability. The Supplemental Benefit payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any Supplemental Benefit to be so subjected shall not be recognized, except to the extent required by applicable law.


9.05 Plan Administration. The Plan shall be operated and administered by the Board Directors or its duly authorized representative whose decision on all matters involving interpretation and administration of the Plan shall be final and binding. The claims procedures under this Plan shall be the same as those specified under the Retirement Plan.

9.06 Suspension of Benefits. Payment of benefits under this Plan to a retired Eligible Employee who is re-employed by the Company may be suspended as provided by Section 7.09 of the Retirement Plan. Upon such Eligible Employee's subsequent retirement or termination of employment, his Supplemental Benefit may be recomputed accumulating both periods of employment and may be actuarially adjusted to reflect any benefit payments previously made to the Eligible Emplovee. No deferral or suspension shall be allowed if it is prohibited by any provision of applicable law.


9.07 Successor Company. In the event of the dissolution, merger, consolidation or reorganization of the Company, provision shall be made by which a successor to all or a major portion of the Company's property or business shall be obligated to provide any and all benefits accrued by members of the Plan as of the date of such dissolution, merger, consolidation or reorganization. If a successor employer adopts the Plan, said successor shall have all of the powers, duties and responsibilities of the Company under the Plan.


9.08 Governing Law. This Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New Hampshire.



      IN WITNESS WHEREOF, EnergyNorth, Inc. has caused this instrument to be executed in its name and on its behalf this 19th day of December 1996.




                        ENERGYNORTH, INC.


                        By: /s/ Robert R. Giordano
                           Robert R. Giordano
                           President and Chief
                           Executive Officer

                           APPENDIX A

    EnergyNorth, Inc.  Supplemental Executive Retirement Plan

             Covered Employees as of October 1, 1995


Actives                                 Date Entered Plan

  Michelle L. Chicoine                       10/01/96
  Frank L. Childs                            10/01/96
  Richard P. Demers                          09/01/88
  Robert R Giordano                          01/01/85
  Albert J. Hanlon                           11/29/89
  David A. Skrzysowski                       01/01/85

Terminated Vested                       Date of Termination

  Christopher P. Fleming                     12/23/94
  Michael J. Mancini, Jr.                    06/30/96
  Ronald A. Nichols                          01/31/87

Retired                                 Date of Retirement

  Cedric H. Dustin. Jr.                      10/01/88
  George N. Mattaini                         03/01/91
  Clifford G. Ufford                         06/01/85

                           APPENDIX B


The following sections are excerpted from the EnergyNorth, Inc.
Retirement Plan for Salaried Employees and are incorporated by reference into the EnergyNorth, Inc. Supplemental Executive Retirement Plan.


2.01 "Actuarial Equivalent" or any term or similar import, wherever used in the Plan, to the exclusion of lump-sum payments as highlighted in Section 12.01, means a benefit of equivalent actuarial value, based upon the 1971 Group Annuity Mortality Table, weighted eighty-five percent (85%) male and fifteen percent (15%) female and an interest rate of six percent (6%), applied to all Members.


2.14 "Member" means any Employee of the Company who meets the requirements for participation in the Plan as provided in Article IV.


3.05  Breaks in Service.  Service shall not be considered broken due to:

      (a) authorized leave of abence up to one (1) year;

      (b) leave of absence to enter active service in the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within the time and under the conditions entitling him to reemployment rights under Federal law;

      (c) layoff up to one (1) year;

      (d) absence for any period during which an Employee is receiving disability benefits under any long-term disability program established by the Company, provided that such Member had reached age forty-five (45) and completed ten (10) years of service at the time such disability commenced. Such Employee shall continue to accrue benefits under the Plan during the period of his long-term disability prior to Normal Retirement Date. If such disability continues until the Employee's Normal Retirement Date, his Normal Retirement Benefit under the Plan shall commence as of such date in accordance with the normal form of benefit described in Section 6.01 or Section 6.02, whichever is applicable, or any Optional Retirement Benefit, if elected by the Employee, as set forth in Article X.


     (e)  absence due to Maternity or Paternity Leave of Absence, subject to
          Section 3.04.


3.051 Service shall be deemed to be broken by absence due to the following: provided, however, Service shall not be deemed broken during any Plan Year in which an Employee has more than five hundred (500) Hours of Service:

     (a)  An Employee quits;

     (b)  An Employee retires;

     (c)  An Employee is discharged by the Company; or

     (d) An Employee fails to return to the service of the Company after an approved leave of absence or upon recall from layoff.

For purposes of the Plan, a "one-year break in Service" shall be deemed to have occurred at the end of a Plan Year in which an Employee fails to accumulate more than five hundred (500) Hours of Service.

3.08 Benefit Service Prior to October 1, 1989. Benefit Service prior to October 1, 1989 shall be credited in accordance with the provisions of the Plan in effect at such time.


3.09 Benefit Service After October 1, 1989. Benefit Service is used to determine an Employee's eligibility for early retirement and the amount of his benefit under the Plan. An Employee's Benefit Service shall equal his Service, excluding the following:

     (a) absence in excess of one (1) ear due to industrial illness or accident for which the Employee is receiving benefits under the Workers Compensation law or any similar law;

     (b) absence in military service in excess of the period for which reemployment rights are guaranteed under Federal law and

     (c)  absence due to Maternity or Paternity Leave of Absence.

3.092 Change in Computation Period for Benefit Service. In the event that the period which a year of Benefit Service is measured is changed and the Member accumulates at least one thousand (1,000) Hours of Service during the original year as well as in the amended year, he shall be credited with two (2) years of Benefit Service.


3.10 Benefit Service Upon Reemployment. If an Employee is entitled to reinstatement of his Service under Section 3.06, his Benefit Service for the same period(s) of employment also shall be reinstated as of his reemployment date.

9.02 Eligibility Requirements for Beneficiary Benefit. If an unmarried Member or a married Member who does not satisfy the requirements of Section 9.03(b) below dies while in the Service of the Company but prior to his Normal

Retirement Age, his Beneficiary shall be eligible to receive a Beneficiary Benefit if the Member has fulfilled the following conditions:

     (a)  he has met the requirements for a Vested Benefit under Section
          8.01; and

     (b)  his death occurs on or after October 1, 1989.

                           APPENDIX C

The following sections are excerpted from Grantor Trust Agreement for the EnergyNorth, Inc. Supplemental Executive Retirement Plan and are incorporated by reference into the EnergyNorth, Inc. Supplemental Executive Retirement Plan.

4.(c) "Change in Control" shall mean:

      (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in
           Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), ii) and (iii) of subparagraph
           (3) of this subsection (b) are satisfied; or

      (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are sued in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf a Person other than the Board; or

      (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company
           Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

      (4) Approval by the shareholders of the Company of (i) a complete liquidation of dissolution of the Company or (ii) the sale or other disposition of all or substantially a11 of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company
           Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding, voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

    4.(n) "Trustee" shall mean State Street Bank and Trust Company of New Hampshire, N.A., or any other individual or entity appointed by the Company to be the trustee of the Trust pursuant to this Agreement.